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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 29, 1998

                          Brooks Fiber Properties, Inc.
             (Exact Name of Registrant as Specified in its Charter)


      Delaware                      0-28036                     43-1656187
 (State or Other                (Commission File              (IRS Employer
  Jurisdiction of                    Number)            (Identification Number)
  Incorporation)


                            425 Woods Mill Road South
                                    Suite 300
                         Town & Country, Missouri 63017
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (314) 878-1616


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         On January 29, 1998, WorldCom, Inc., a Georgia corporation ("WorldCom") acquired Brooks Fiber Properties, Inc., a Delaware corporation ("BFP"), pursuant to the merger (the "Merger") of BV Acquisition, Inc. ("Acquisition Subsidiary"), a wholly owned subsidiary of WorldCom, with and into BFP. Upon consummation of the Merger, BFP became a wholly owned subsidiary of WorldCom. The Merger was effected pursuant to an Amended and Restated Agreement and Plan of Merger dated as of October 1, 1997 by and among WorldCom, BFP and Acquisition Subsidiary.

         As a result of the BFP Merger, each share of BFP common stock was converted into the right to receive 1.85 shares of WorldCom common stock or approximately 72.6 million WorldCom common shares in the aggregate.

         Upon effectiveness of the Merger, the then outstanding and unexercised options and warrants exercisable for shares of BFP common stock were converted into options and warrants, respectively, exercisable for shares of WorldCom common stock having the same terms and conditions as the BFP options and warrants, except that the exercise price and the number of shares issuable upon exercise were divided and multiplied, respectively, by 1.85.

         The basic terms of the Merger, and the relationships between WorldCom and BFP and their respective directors and executive officers, were described in the Proxy Statement/Prospectus dated December 24, 1997 filed in connection with WorldCom's Registration Statement on Form S-4 (Registration No. 333-43253), which is incorporated by reference herein. The terms of the Merger were determined in accordance with the merger agreement and were established through arm's length negotiations between WorldCom and BFP.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         See Item 1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         See Exhibit Index


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        BROOKS FIBER PROPERTIES, INC.



                                        By: /s/ Scott D. Sullivan
                                           -------------------------------------
                                               Scott D. Sullivan
                                            Secretary, Treasurer and
                                            Chief Financial Officer

Dated:  February 12, 1998




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                                  EXHIBIT INDEX



Exhibit No.                Description of Exhibit
-----------                ----------------------
    2.1                    Amended and Restated Agreement and Plan of
                           Merger by and among WorldCom, BV
                           Acquisition, Inc. and BFP dated as of
                           October 1, 1997 (filed as Exhibit 2.1 to
                           WorldCom's Registration Statement on Form
                           S-4, Registration No. 333-43253, and
                           incorporated herein by this reference)*

    99.1                   Press Release dated January 29, 1998

    99.2                   Press release dated January 30, 1998

    99.3 Proxy Statement/Prospectus dated December 24, 1997 filed in connection with WorldCom's Registration
                           Statement on Form S-4, (No. 333-43253), and incorporated herein by reference.


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*        The registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to this Agreement to the Securities and Exchange Commission upon request.